Prospectus Supplement June 1, 2020

For the following series with prospectuses dated January 1, 2020 (as supplemented to date):

American Funds College Target Date Series®	American Funds Retirement Income Portfolio SeriesSM
American Funds Portfolio SeriesSM	American Funds Target Date Retirement Series®

Changes apply to all series unless otherwise noted below.

1. The following is added to the end of the “Sales charge reductions and waivers” section of the American Funds College Target Date Series prospectus:

Other sales charge waivers Purchases of Class 529-A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may invest a recontribution of a refunded qualified higher education expense in 529-A shares without a sales charge (“refunded 529 expense”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus refunded 529 expenses are not available without a sales charge. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a refunded 529 expense are available at net asset value.

For accounts held with the fund’s transfer agent, purchases of Class 529-A shares through refunded 529 expenses are not subject to sales charges. If you have any questions, ask your financial advisor whether Class 529-A shares purchased through this policy are available without a sales charge.

Recontributions distributed from Class 529-C shares will be reinvested in 529-C shares. In addition, any contingent deferred sales charge paid on Class 529-A and Class 529-C share distributions under this policy will be credited to your account when reinvested.

2. The following is added to the end of the “Sales charge reductions and waivers” section of the American Funds Portfolio Series prospectus:

Other sales charge waivers Purchases of Class A and 529-A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may (i) invest a recontribution of a refunded qualified education expense in 529-A shares without a sales charge (“refunded 529 expense”) or (ii) extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus, refunded 529 expenses and waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms shares purchased through a refunded 529 expense or a waived RMD reinvestment are available at net asset value.

For accounts held with the fund’s transfer agent, purchases of shares through refunded 529 expenses and waived RMD reinvestments are not subject to sales charges. If you have any questions, ask your financial advisor whether Class A or 529-A shares purchased through these policies are available without a sales charge.

Recontributions or waived RMD investments distributed from Class 529-C or Class C shares will be reinvested in the same share class from which the distribution was made. In addition, any contingent deferred sales charge paid on Class 529-A/Class A and Class 529-C/Class C share distributions under these policies will be credited to your account when reinvested.

3. The following is added to the end of the “Sales charge reductions and waivers” section of the American Funds Retirement Income Portfolio Series and American Funds Target Date Retirement Series prospectus:

Other sales charge waivers Purchases of Class A shares through a self-clearing broker-dealer firm generally incur a sales charge. However, self-clearing broker-dealer firms may extend the 90 day right of reinvestment to allow reinvestment in Class A shares without a sales charge in cases where fund shareholders request reinvestment of a required minimum distribution from an Individual Retirement Account if such requirement is waived by regulation or legislation (“waived RMD reinvestment”), provided that  the self-clearing broker-dealer firm has specific language in this prospectus to such effect. If a self-clearing firm does not have their own policies listed in the prospectus waived RMD reinvestments are not available without a sales charge. Firm specific language is located in the Appendix to the prospectus. A self-clearing broker-dealer firm is a firm that holds some or all of the assets in your account, executes trades for the assets held on its platform internally rather than through the fund’s transfer agent or a third-party clearing firm and provides account statements and tax reporting to you. The largest broker-dealer firms are typically self-clearing. For all other broker-dealer firms, shares purchased through a waived RMD reinvestment are available at net asset value.

For accounts held with the fund’s transfer agent, purchases of Class A shares through waived RMD reinvestments are not subject to sales charges.  If you have any questions, ask your financial advisor whether Class A shares purchased through these policies are available without a sales charge.

Waived RMD investments distributed from Class C shares will be reinvested in C shares. In addition, any contingent deferred sales charge paid on Class A and Class C share distributions under this policy will be credited to your account when reinvested.

4. The information under the heading “Morgan Stanley Wealth Management Class A share front-end sales charge waiver” in the “Appendix – Sales charge waivers” section of the prospectus is amended to read as follows:

Morgan Stanley Wealth Management Class A share front-end sales charge waiver

Morgan Stanley Wealth Management clients purchasing or converting to Class A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Class C (level load) share positions that are no longer subject to a contingent deferred sales charge and are converted to a Class A share in the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Effective June 1, 2020, Morgan Stanley, on your behalf, can convert Class F-1 shares to Class A shares without a sales charge if they were initially transferred to the transactional brokerage account or converted from Class C shares.
•	Shares purchased from the proceeds of redemptions within the same fund family under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales load.

Effective June 30, 2020, Morgan Stanley Wealth Management clients purchasing or converting to Class 529-A shares of the fund through Morgan Stanley transactional brokerage accounts are entitled to a waiver of the front-end load in the following additional circumstances:

•	Shares purchased through a rollover from another 529 plan.
•	Recontribution(s) of a refunded qualified higher education expense.

Unless specifically described above, no other front-end load waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients.

5. The following is added to the end of the “Appendix – Sales charge waivers” section of the prospectus:

Oppenheimer & Co., Inc. (OPCO)

Effective June 1, 2020 shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at OPCO

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
•	A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC waivers on Class A and C shares available at OPCO

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
•	Shares acquired through a right of reinstatement

Front-end load discounts available at OPCO: breakpoints, rights of accumulation and letters of intent

•	Breakpoints as described in this prospectus.
•	Rights of accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-408-0620P Printed in USA CGD/AFD/10039-S76579

THE FUNDS, EXCEPT AMERICAN FUNDS COLLEGE TARGET DATE SERIES, MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT FOR ALL FUNDS ABOVE, EXCEPT AMERICAN FUNDS COLLEGE TARGET DATE SERIES, IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

Statement of Additional Information Supplement June 1, 2020

For the following series with statements of additional information dated January 1, 2020 (as supplemented to date):

American Funds College Target Date Series®	American Funds Retirement Income Portfolio SeriesSM
American Funds Portfolio SeriesSM	American Funds Target Date Retirement Series®

1. The fourth paragraph under the heading “Moving between share classes” in the “Purchase and exchange of shares” section of the statement of additional information for each of the series listed above (other than American Funds College Target Date Series) is amended to read as follows:

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. Your financial intermediary can also convert Class F-1 shares to Class A shares without a sales charge if they are held in a brokerage account and they were initially transferred to the account or converted from Class C shares. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

2. The following is added to the end of the sub-section captioned “Statement of intention” in the “Sales charge reductions and waivers” section of the statement of additional information for each of the series listed above:

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-410-0620O CGD/10149-S80997